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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JUNE 2, 2000


                         Commission File Number: 0-25688

                                    SDL, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              Delaware                                   77-0331449
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 (STATE OR OTHER JURISDICTION OF                       (IRS EMPLOYER
  INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)
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
        80 Rose Orchard Way, San Jose, California                     95134
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)
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    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (408) 943-9411





ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 2, 2000, SDL, Inc., a Delaware corporation ("SDL") acquired Photonic Integration Research, Inc. ("PIRI") pursuant to a Stock Purchase Agreement (the "Agreement") dated as of May 10, 2000, among SDL and the shareholders of PIRI. PIRI, located in Columbus, Ohio, is a leading manufacturer of arrayed waveguide gratings that enable the routing of individual wavelength channels in fiber optic systems. These products are used in optical multiplexing and demultiplexing applications for dense wavelength division multiplexing
(DWDM) fiber optic systems. SDL has issued 8,461,663 shares of SDL, Inc. stock and transferred $31.7 million in cash derived from operating income, in exchange for all of the stock of PIRI. The total consideration is valued at approximately $2.2 billion based on the June 2, 2000 closing stock price of SDL.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The audited financial statements of PIRI will be filed by amendment to this Form 8-K on or before the date 75 days following the June 2, 2000 closing of the acquisition of PIRI.

         (b)      Pro Forma Financial Information.

                  The unaudited pro forma financial information required by this
Item 7(b) will be filed by amendment to this Form 8-K on or before the date 75 days following the June 2, 2000 closing of the acquisition of PIRI.

         (c)      Exhibits.

                  The Exhibit Index appearing on page 2 is incorporated herein by reference.



SIGNATURES



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Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        SDL, INC.


June 14, 2000                           By: /s/Michael L. Foster
                                           -------------------------------------
                                        Michael L. Foster
                                        Chief Financial Officer and
                                        Secretary
(Duly Authorized Officer and Principal
Financial and Accounting Officer)





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   Exhibit
   Number                           Exhibit Description
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
   2.1 Stock Purchase Agreement, dated as of May 10, 2000, by and among SDL, Inc. and the sellers listed therein, for the acquisition of Photonic Integration Research, Inc.

  99.1             Press release dated May 10, 2000

  99.2             Press release dated June 5, 2000
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